                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended June 28, 2003 of Cadence Design Systems, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Porter, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ William Porter
                                           -------------------------------------
                                           William Porter
                                           Senior Vice President and
                                           Chief Financial Officer
                                           Date:  August 8, 2003











         A signed original of this written statement required by Section
 906 has been provided to Cadence Design Systems, Inc. and will be retained by
  Cadence and furnished to the Securities and Exchange Commission or its staff upon request.